UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2021

Owlet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39516	85-1615012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Executive Parkway, Ste. 500 Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)

(844) 334-5330

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OWLT	New York Stock Exchange
Warrants to purchase common stock	OWLT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 1, 2021, Owlet, Inc. (the “Company”) received a Warning Letter, dated October 1, 2021 (the “Warning Letter”), from the United States Food and Drug Administration (“FDA”).

The Warning Letter asserts that the Company’s marketing of its Owlet Smart Sock product (the “Smart Sock”) in the United States renders the Smart Sock a medical device requiring premarket clearance or approval from FDA, and that the Company has not obtained such clearance or approval in violation of the Federal, Food, Drug, and Cosmetic Act. The Warning Letter requests that the Company take prompt action to address the alleged violations. Among other things, the Warning Letter requests the Company cease commercial distribution of the Smart Sock for uses in measuring blood oxygen saturation and pulse rate where such metrics are intended to identify or diagnose desaturation and bradycardia using an alarm functionality to notify users that measurements are outside of preset values. The Warning Letter also identifies certain marketing claims that FDA believes render the Smart Sock a medical device.

The Company intends to fully cooperate with FDA to resolve the Warning Letter, including through the pursuit of a marketing authorization application for uses of the Smart Sock identified as medical device uses. In addition, the Company plans to issue a timely response to FDA, and further engage with FDA, regarding modifications and marketing changes to the Smart Sock with the goal of enabling continued commercial distribution of a modified product prior to receipt of any such marketing authorization that may be granted. The Company cannot, however, give any assurances that FDA will be satisfied with the Company’s actions taken in response to the matters raised in the Warning Letter. The Company also cannot give any assurances as to the timing of the resolution of such matters.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owlet, Inc.

Date: October 4, 2021	By:	/s/ Kate Scolnick
	Name:	Kate Scolnick
	Title:	Chief Financial Officer